UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Papa John’s International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TO:	Participants in the Papa John’s International, Inc. 401(k) Plan (the “Plan”) holding Papa John’s Common Stock

FROM:	Papa John’s International, Inc., as Plan Sponsor (the “Plan Sponsor”)

DATE:	April 12, 2004

RE:	Directions for Voting Shares of Papa John’s Common Stock Held in the Plan

Enclosed are the 2003 Annual Report and the Notice of 2004 Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders of Papa John’s International, Inc. to be held on May 13, 2004.

As a vested participant in the Plan with shares of Papa John’s common stock allocated to your account, you may instruct the Plan Sponsor how to direct Reliance Trust Company, the Plan trustee (the “Plan Trustee”), to vote your allocated shares.  Your directions are requested by the Plan Sponsor regarding a proxy form solicited by the Board of Directors of Papa John’s and, when returned, your directions will authorize the Plan Sponsor to direct the Plan Trustee to execute the proxy form.  Shares represented (see label) by this Direction Form shall be voted in the manner specified by you and as described below.  This Direction Form should be returned in the postage-paid envelope provided.

VOTING INSTRUCTIONS

The undersigned hereby instructs the Plan Sponsor to direct the Plan Trustee to appoint Charles W. Schnatter and Kenneth M. Cox, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned and the Plan Trustee, to vote all of the vested, whole shares of Papa John’s International, Inc. common stock allocated to the undersigned’s account under the Plan as of March 26. 2004, subject to the voting directions of the undersigned, at the Annual Meeting of Stockholders to be held on Thursday, May 13, 2004, at 11:00 a.m. (EDT), and at any adjournment thereof, as follows:

1.                                       ELECTION OF DIRECTORS:                                        F. William Barnett, Norborne P. Cole, Jr., William M. Street

☐ FOR the above-named nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for the nominees listed below

INSTRUCTION:          To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

2.                                       APPROVAL OF STOCK OPTION PLAN:  To approve the adoption of the Papa John’s International, Inc. 2003 Stock Option Plan for Non-Employee Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS:  To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the 2004 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                       DISCRETIONARY AUTHORITY:  To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting.

SHARES ALLOCATED TO THE ACCOUNT OF THE UNDERSIGNED IN THE PLAN AS OF MARCH 26, 2004, WILL BE VOTED BY THE PLAN TRUSTEE AT THE DIRECTION OF THE PLAN SPONSOR IN THE MANNER SPECIFIED ABOVE.  IF THIS DIRECTION FORM IS RETURNED WITHOUT SPECIFIC INSTRUCTIONS OR NOT RECEIVED PROPERLY EXECUTED BY MAY 5, 2004, SHARES ALLOCATED TO THE ACCOUNT OF THE UNDERSIGNED IN THE PLAN WILL NOT BE VOTED.  THE PLAN SPONSOR WILL DIRECT THE PLAN TRUSTEE TO GRANT ITS PROXY AS SPECIFIED ABOVE AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT, INCLUDING AUTHORIZING THE PROXIES TO VOTE ACCORDING TO THEIR JUDGMENT WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, each dated April 5, 2004.  Please sign exactly as name appears hereon.

Date: , 2004

Participant Signature

THIS FORM OF DIRECTION MUST BE RECEIVED ON OR BEFORE MAY 5, 2004, IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED, BY:

National City Bank

Corporate Trust Operations

P O Box 94509

Cleveland, OH  44101